December 1, 1995
             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                        SUPPLEMENT TO PROSPECTUS
                          DATED MAY 1, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
111s120195


                                                          December 1, 1995

             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

             Supplement to Statement of Additional Information
                              Dated May 1, 1995

     The following information supplements and supersedes any contrary information contained in the Fund's Statement of Additional Information:

Effective December 1, 1995, Dreyfus Transfer, Inc. (the "Transfer Agent") became the Fund's transfer and dividend disbursing agent. The Transfer Agent, a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.